UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

Telkonet, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TELKONET, INC.
10200 Innovation Drive
Suite 300
Milwaukee, WI  53226
414-223-0473
September 2, 2011

Dear Stockholder:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of Telkonet, Inc. (the “Company”) to be held on October 17, 2011 at 1:00 p.m., local time, at the Radisson Hotel Milwaukee West, 2303 North Mayfair Road, Wauwatosa, WI 53226.

The accompanying notice of annual meeting of stockholders outlines the matters to be brought before the meeting, and the accompanying proxy statement discusses these matters in greater detail.  The notice and the proxy statement have been made a part of this invitation.  Please read carefully.

Whether or not you plan to attend the meeting, we urge you to complete, date and sign the enclosed proxy card and return it at your earliest convenience.  No postage need be affixed if you use the enclosed envelope and it is mailed in the United States.  You may also vote electronically via the Internet.  If you have any questions or need assistance in completing the proxy card, please contact Investor Relations at ir@telkonet.com or call 414-223-0473.

We are mailing this proxy statement and a form of proxy on or about September 2, 2011.

Only holders of record of our common stock, par value $0.001 per share, our Series A Preferred Stock, par value $0.001 per share, and our Series B Preferred Stock, par value $0.001 per share, at the close of business on August 18, 2011 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

Our proxy statement and proxy are enclosed along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which is being provided as our Annual Report to Stockholders.  These materials are also available on the following web site at http://www.proxyvote.com.

YOUR VOTE IS IMPORTANT.
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD
IMMEDIATELY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Our Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

/s/ Jason L. Tienor.

Jason L. Tienor
Chief Executive Officer

TELKONET, INC.
10200 Innovation Drive
Suite 300
Milwaukee, WI  53226
414-223-0473

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
September 2, 2011

Notice is hereby given that the annual meeting (the “Meeting”) of stockholders of Telkonet, Inc., (the “Company”), a Utah corporation, will be held on October 17, 2011 at 1:00 p.m., local time, at the Radisson Hotel Milwaukee West, 2303 North Mayfair Road, Wauwatosa, WI  53226 for the following purposes:

1.	To elect three (3) directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified;
2.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2011; and
3.	To transact such other business as may properly come before the Meeting.

Only holders of record of the Company’s common stock, par value $0.001 per share, the Company’s Series A Preferred Stock, par value $0.001 per share, and the Company’s Series B Preferred Stock, par value $0.001 per share, at the close of business on August 18, 2011, the record date, are entitled to notice of and to vote at the Meeting.

You will NOT be able to vote your shares with respect to the election of directors if you hold your shares in street name and have not provided instructions to your broker.  We strongly encourage you to submit your voting instruction card and exercise your right to vote as a stockholder.

Your vote is important.   Even if you plan to attend the Meeting in person, the Company requests that you sign and return the enclosed proxy, or vote over the Internet as instructed in these materials, as promptly as possible to ensure that your shares will be represented at the Meeting if you are unable to attend.  If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote FOR each of the nominees for director and FOR  the ratification of Baker Tilly Virchow Krause, LLP as our independent accountants for the year ending December 31, 2011.  If you do attend the Meeting and wish to vote in person, you may withdraw your proxy and vote in person.   Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name.

By order of the Board of Directors,

/s/ Richard E. Mushrush

Richard E. Mushrush
Secretary

THE BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT THE PROPOSALS OUTLINED ABOVE ARE ADVISABLE TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS AND HAS APPROVED SUCH PROPOSALS.  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR  AND “FOR” THE RATIFICATION OF BAKER TILLY VIRCHOW KRAUSE, LLP AS OUR INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2011.
YOU CAN VOTE IN ONE OF THREE WAYS:

(1)	Visit the Web site noted on your proxy card to vote via the Internet,

(2)	Vote by telephone at the number noted on your proxy card; OR

(3)	Sign, date and return your proxy card in the enclosed envelope to vote by mail.

 TELKONET, INC.
10200 Innovation Drive
Suite 300
Milwaukee, WI  53226
414-223-0473

PROXY STATEMENT

This proxy statement contains information related to the annual meeting (the “Meeting”) of stockholders of Telkonet, Inc., a Utah corporation, to be held on October 17, 2011 at 1:00 p.m., local time, at the Radisson Hotel Milwaukee West, 2303 Mayfair Road, Wauwatosa, WI 53226, and at any postponements or adjournments thereof.  In this proxy statement, “Telkonet”, “Company”, “we”, “us” and “our” refer to Telkonet, Inc.

Under Securities and Exchange Commission rules, we are making this proxy statement and our Annual Report to Stockholders available on the Internet instead of mailing a printed copy of these materials to each stockholder.  Stockholders who receive a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below.  Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies by telephone or over the Internet.  The Notice and, as applicable, this proxy statement and our Annual Report on Form 10-K for the fiscal year ending December 31, 2010, which is being provided as our Annual Report to Stockholders, are being sent to stockholders commencing on or about September 2, 2011.

If you received the Notice by mail and would prefer to receive a printed copy of our proxy materials, please follow the instructions for requesting printed copies included in the Notice.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to Be Held on October 17, 2011.

This proxy statement and accompanying notice, proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2010, are available on the following web site at http://www.proxyvote.com.

VOTING AT THE ANNUAL MEETING

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  Attendance at the Meeting will not, in and of itself, revoke a proxy.  Proxies may be revoked by:

●	Filing with the Secretary of Telkonet, at or before the taking of the vote at the Meeting, a written notice of revocation dated later than the proxy;
●	Voting again at a later date (but prior to the meeting) on the Internet or by telephone; or
●	Executing a later dated proxy relating to the same shares of capital stock and delivering it to the Secretary of Telkonet, including by facsimile, before the taking of the vote at the Meeting; or
●	Attending the Meeting and voting in person.

Any written revocation or subsequent proxy should be sent so as to be delivered to Telkonet, Inc., 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, Attention: Corporate Secretary, or hand delivered to the Secretary of Telkonet or his representative at or before the taking of the vote at the Meeting.

If the Meeting is postponed or adjourned, proxies given pursuant to this solicitation will be utilized at any subsequent reconvening of the Meeting, except for any proxies that previously have been revoked or withdrawn effectively, and notwithstanding that proxies may have been effectively voted on the same or any other matter previously.

Voting Rights

Only holders of record of our common stock, par value $0.001 per share (“common stock”), holders of record of our Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), and holders of record of our Series B Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”) at the close of business on August 18, 2011, the record date (the “Record Date”), are entitled to notice of and to vote at the Meeting, and at any postponements or adjournments thereof.  Holders of our Series A Preferred Stock and holders of our Series B Preferred Stock will each vote on an as converted basis together with holders of our common stock as a single class in connection each of the proposals in this proxy statement.  Each share of common stock is entitled to one vote on all matters to be voted upon at the Meeting; each share of Series A Preferred Stock is entitled to approximately 13,774 votes on all matters to be voted upon at the Meeting; and each share of Series B Preferred Stock is entitled to approximately 38,461 votes on all matters to be voted on at the meeting.  At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock and Series B Preferred Stock each on an as converted basis, representing an aggregate of  23,461,389 shares of common stock for such purposes) must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.  Broker non-votes occur when a nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner.

How to Vote; How Proxies Work

Our Board of Directors is asking for your proxy.  Whether or not you plan to attend the Meeting, we urge you to vote by proxy as you can always change your vote at the Meeting.  Please complete the proxy card by voting on the Internet or by telephone, or complete, date and sign the enclosed proxy card and return it at your earliest convenience. We will bear the costs incidental to the solicitation and obtaining of proxies, including the costs of reimbursing banks, brokers and other nominees for forwarding proxy materials to beneficial owners of our capital stock.  Proxies may be solicited by our officers and employees, without extra compensation, by mail, telephone, facsimile, personal interviews and other methods of communication.

At the Meeting, and at any postponements and adjournments thereof, all shares entitled to vote and represented by properly executed proxies received prior to the Meeting and not revoked will be voted as instructed on those proxies.  If no instructions are indicated on a properly executed proxy, the shares will be voted FOR each of the nominees for director and FOR the ratification of Baker Tilly Virchow Krause, LLP as our independent registered public accountants for the year ending December 31, 2011, and in the discretion of management on any other matter which may properly come before the Meeting.

Questions and Answers

Q.	What am I voting on?

You are voting on two proposals:

Proposal No. 1:  For the election of three (3) nominees to our board of directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified.

Proposal No. 2: For ratification of the selection of Baker Tilly Virchow Krause, LLP, independent registered public accounting firm, as our independent auditors for the year ending December 31, 2011.

Q.	Who is entitled to vote?

Only holders of record of our common stock and holders of record of our Series A  and Series B Preferred Stock at the close of business on August 18, 2011, the Record Date, are entitled to vote shares held by such stockholders on that date at the Meeting.

Q.	How do I vote?

Vote By Internet: Visit the Web site noted on your proxy card to vote via the Internet.

Vote By Telephone: Call the number noted on your proxy card to vote by telephone.

Vote By Mail:  Sign and date the proxy card you receive and return it in the enclosed stamped, self-addressed envelope.

Vote in Person:  Sign and date the proxy you receive and return it in person at the Meeting.  If your shares are held in the name of a bank, broker or other holder of record (i.e., in “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted.   Internet voting will be offered to stockholders owning shares through most banks and brokers.

Q.	How many votes do I have?

On each matter to be voted upon, each share of common stock is entitled to one vote, each share of Series A Preferred Stock is entitled to 13,774 votes and each share of Series B Preferred Stock is entitled to 38,461 votes.

Q.	How many shares were outstanding on the Record Date?

At the close of business on August 18, 2011, the Record Date, there were 125,498,560 shares outstanding (counting our Series A Preferred Stock and our Series B Preferred Stock on an as converted basis, representing an aggregate of 23,461,389 shares of common stock for such purposes).

Q.	What is a “quorum” for purposes of the Meeting?

In order to conduct business at the Meeting, a quorum of stockholders is necessary to hold a valid meeting.  Holders of our Series A Preferred Stock and holders of our Series B Preferred Stock will each vote on an as converted basis together with holders of our common stock as a single class in connection with each of the proposals contained in this proxy statement.  At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock on an as converted basis and our Series B Preferred Stock on an as converted basis, representing an aggregate of 23,461,389 shares of common stock for such purposes) must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business.  At the close of business on the Record Date, there were 125,498,560 shares outstanding and entitled to vote (counting our Series A Preferred Stock on an as converted basis and our Series B Preferred Stock on an as converted basis, representing an aggregate of 23,461,389 shares of common stock for such purposes) and, accordingly, the presence, in person or by proxy, of at least 62,749,281 shares is necessary to meet the quorum requirement.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the holders of a majority of shares present at the Meeting in person or represented by proxy may adjourn the Meeting to another date.

Q.	Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies, including the printing and filing of this proxy statement, the proxy card and any additional information furnished to stockholders. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the reasonable out-of-pocket expenses they incur to forward proxy materials to beneficial owners.

Q.	What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “for” each of the nominees for director set forth in Proposal No. 1 and “for” Proposal No. 2, discussed in this proxy statement.

If any other matter is properly presented at the Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Q.	Can I access the proxy materials electronically?

This proxy statement, the proxy card, and our Annual Report on Form 10-K for the period ended December 31, 2010 are available on the following website at http://www.proxyvote.com.

Q.	Can I change my vote or revoke my proxy?

Yes.  You may change your vote or revoke your proxy at any time before the proxy is exercised.   Proxies may be revoked by:

●	Filing with the Secretary of Telkonet, at or before the taking of the vote at the Meeting, a written notice of revocation dated later than the proxy;
●	Voting again at a later date (but prior to the meeting) on the Internet or by telephone;
●	Executing a later dated proxy relating to the same shares of capital stock and delivering it to the Secretary of Telkonet, including by facsimile, before the taking of the vote at the Meeting; or
●	Attending the Meeting and voting in person.

Any written revocation or subsequent proxy should be sent so as to be delivered to Telkonet, Inc., 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, Attention: Corporate Secretary, or hand delivered to the Secretary of Telkonet or his representative at or before the taking of the vote at the Meeting.  Attendance at the Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Corporate Secretary before the proxy is exercised or you vote by written ballot at the Meeting.

Q.	What is the process for admission to the Meeting?

If you are a record owner of your shares (i.e., your shares are held in your name), you must show government issued identification. Your name will be verified against the stockholder list. If you hold your shares through a bank, broker or trustee, you must also bring a copy of your latest bank or broker statement showing your ownership of your shares as of the Record Date.

Q.	What vote is required to approve each proposal?

Proposal No. 1: Directors are elected by a plurality of the votes cast by holders of shares of our common stock, our Series A Preferred Stock and our Series B Preferred Stock, voting together as a single class on an as-converted basis, entitled to vote at the Meeting, either in person or by proxy.

Proposal No. 2: Ratification of the appointment of Baker Tilly Virchow Krause, LLP, independent registered public accounting firm, as our independent auditors for the year ending December 31, 2011 requires the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon at the Meeting, either in person or by proxy.

Each of our Series A Preferred Stock and Series B Preferred Stock is entitled to vote on Proposal Nos. 1 and 2 on an as converted basis with our common stock as a single class.  Each share of common stock is entitled to one vote; each share of Series A Preferred Stock is entitled to 13,774 votes on each of the proposals contained in this proxy statement; and each share of Series B Preferred Stock is entitled to 38,461 votes on each of the proposals contained in this proxy statement.  With regard to the election of directors set forth in Proposal No. 1, votes may be cast in favor of a nominee or withheld.  Because directors are elected by plurality, abstentions from voting and broker non-votes will be excluded from the vote on this proposal and will have no effect on its outcome.  If a quorum is present at the meeting, the three nominees receiving the greatest number of votes will be elected. Because approval of Proposal No. 2 requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon, abstentions and broker non-votes will have the same effect as a vote “Against” each proposal.

Q.	How will my shares held in street name be voted if I do not provide voting instructions?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.  Accordingly, if you are a street-name holder and do not provide instructions to your broker on Proposal No. 1, your broker may not vote your shares on such proposals.  Please note that you will NOT be able to vote your shares with respect to the election of directors if you hold your shares in street name and have not provided instructions to your broker; thus we strongly encourage you to submit your voting instruction card and exercise your right to vote as a stockholder.  Your broker is permitted to vote your shares on Proposal No. 2, the ratification of the appointment of the independent registered public accounting firm, even if your broker does not receive instructions from you.

Q.	What are the recommendations of the Board of Directors?

The Board of Directors unanimously recommends that the stockholders vote:

•	FOR each of the nominees for director listed in Proposal No. 1;

•	FOR ratification of the appointment of Baker Tilly Virchow Krause, LLP, independent registered public accounting firm, as our independent auditors for the year ending December 31, 2011.

With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Telkonet’s bylaws establish the number of directors at not less than three members.  Pursuant to the bylaws, the Board of Directors may increase or decrease the number of members of the Board of Directors. The Board of Directors has established the number of directors at three. At the annual meeting, the shares represented by properly executed proxies, unless otherwise specified, will be voted for the election of the three nominees named herein, each to serve until the next annual meeting and until his successor is duly elected and qualified. Proxies cannot be voted for more than three nominees.

If for any reason any nominee is not a candidate when the election occurs (which is not expected), the Board of Directors expects that proxies will be voted for the election of a substitute nominee designated by the Board of Directors. The following information is furnished concerning each nominee for election as a director.

Directors are elected by a plurality of the votes cast by holders of shares of our common stock, our Series A Preferred Stock and our Series B Preferred Stock, voting together as a single class on an as-converted basis, entitled to vote at the Meeting, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE

Nominees for Election at the Annual Meeting

Director Name	Age	Position With Telkonet	Director Since
Anthony J. Paoni	66	Chairman of the Board (1) (2)	2007
William H. Davis	53	Director (1) (2)	2010
Jason L. Tienor	36	Director	2009

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee

ANTHONY J. PAONI, Chairman of the Board, has served as a director since April 2007. Professor Paoni was elected Chairman of the Board following Warren V. Musser’s resignation from that position in November 2009. He has been a faculty member at Northwestern University’s Kellogg School of Management since 1996.  Previously, he spent 28 years in the information technology industry with market leading organizations that provided computer hardware, software and consulting services.  For the first 15 years of his career, Professor Paoni managed sales and marketing organizations and in the later stages of his career he moved into general management positions starting with PANSOPHIC Systems Incorporated.  This Lisle, Illinois based firm was the world’s fifth largest international software company prior to its acquisition by Computer Associates, Incorporated.  Subsequently, he became chief operating officer of Cross Access, a venture capital funded software firm that provided industry-leading solutions to the heterogeneous database connectivity market segment. In addition, he has been president of two wholly-owned U.S. subsidiaries of Ricardo Consulting, a U.K.-based international engineering consulting firm focused on computer based automotive powertrain design. Prior to joining the Kellogg faculty, Professor Paoni was chief executive officer of Eolas, an Internet software company with patent pending Web technology that was one of the key technology drivers responsible for the rapid adoption of the Internet platform. We believe Mr. Paoni’s qualifications to sit on our Board of Directors include his 15-year career managing sales and marketing organizations followed by his 28-year career in information technology.

WILLIAM H. DAVIS, Director, has served as a director since September 2010. Mr. Davis has served as President and CEO of Ze-gen, Inc. since he founded the company in 2004.  Prior to founding Ze-gen, Mr. Davis’ career in business has included launching numerous companies: Database Marketing Corporation in 1986, Holland Mark in 1997, and Cambridge Brand Analytics in 2003.  Mr. Davis has extensive board experience, currently serving on the Board of Directors of Boston Harbor Islands National Park, New Bedford Economic Development Council, and was recently appointed by Governor Patrick to the Board of The Commonwealth Corporation. He also serves on the President’s Council for CERES. Mr. Davis graduated from Connecticut College. We believe Mr. Davis’ qualifications to sit on our Board of Directors include his extensive executive leadership and management experience.

JASON L. TIENOR, Director, has served as our President and Chief Executive Officer since December 2007 and, from August 2007 until December 2007, he served as our Chief Operating Officer.  In November 2009, he was appointed by our Board of Directors to fill the vacancy created by the resignation of Seth D. Blumenfeld as a director.  Mr. Tienor has also served as Chief Executive Officer of EthoStream, LLC, our wholly-owned subsidiary, since March 2007.  From 2002 until his employment with us, Mr. Tienor served as Chief Executive Officer of EthoStream, LLC, the company that he co-founded. Mr. Tienor received a bachelor of business administration in management information systems and marketing from the University of Wisconsin – Oshkosh and a masters of business administration with an emphasis on computer science from Marquette University. We believe Mr. Tienor’s qualifications to sit on our Board of Directors include his experience as the founder of our wholly-owned subsidiary, EthoStream, LLC, including the leadership he has provided to the Company, first as Chief Operating Officer and then as President and Chief Executive Officer.

Meetings of the Board and Committees

The Board of Directors held six meetings in 2010. Each member of the Board of Directors attended at least 75 percent of the meetings of the Board of Directors and the committees of which such director was a member. The Company has not established a formal policy requiring director attendance at all Board meetings, but the Company expects each director to attend such meetings, absent unusual circumstances. The Company also expects its directors to attend the Annual Meeting of Stockholders (which is usually held the same day as a meeting of the Board of Directors). Each of the Company’s directors attended the 2010 Annual Meeting of Stockholders.

Code of Ethics

The Board has approved, and the Company has adopted, a Code of Ethics that applies to all directors, officers and employees of the Company. This Code of Ethics was included as an Exhibit to the Company’s Form 10-KSB filed with the Securities and Exchange Commission on March 30, 2004.

Director Independence

The Board of Directors has determined that Messrs. Davis and Paoni are “independent” under the listing standards of the NYSE AMEX (formerly, the American Stock Exchange) (NYSE AMEX).  Each of Messrs. Davis and Paoni serve on, and are the only members of, the Company’s Audit and Compensation Committees.

Board Leadership Structure and Role in Risk Oversight

One person does not serve as both principal executive officer and chairman of the board.  Anthony J. Paoni currently serves as Chairman of the Board of Directors while Jason L. Tienor serves as our principal executive officer. Management of risk is the direct responsibility of the Company’s CEO and the senior leadership team.  The Board has oversight responsibility, focusing on the adequacy of the Company’s enterprise risk management and risk mitigation processes.

Communications with the Board of Directors

Stockholders can communicate directly with the Board, with any Committee of the Board, or specified directors by writing to: The Board of Directors of the Company, at the Company’s principal business address or by calling at 414-223-0473. All communications will be reviewed by management and then forwarded to the appropriate director, directors, committee, or to the full Board of Directors.

Committees of the Board of Directors

The Board has an Audit Committee and a Compensation Committee, but the Board does not presently have a nominating committee because the Board has concluded that a nominating committee is unnecessary due to the nomination procedures in effect as described below.

Director Nominations

Due to its small size, the Board does not maintain a standing nominating committee. Nominees for election as directors are considered and nominated by a majority of the Company’s independent directors in accordance with the NYSE AMEX listing standards. “Independence” for these purposes is determined in accordance with Section 121(A) of the NYSE AMEX Rules. Since the Company does not maintain a standing nominating committee, it has not adopted a formal nominating committee charter.

Our Board is a collection of individuals with a variety of complimentary skills derived from their diverse backgrounds and experiences.  When considering potential candidates for election to the Company’s Board of Directors, the independent directors evaluate various criteria, including, but not limited to, each candidate’s business and professional skills, experience serving as management or on the board of directors of companies such as the Company, financial literacy and personal integrity in judgment. The Company does not have a specific policy regarding diversity and believes that the backgrounds and qualifications of the directors, considered as a group, should provide a diverse mix of experiences, knowledge, attributes and abilities that will allow the Board to fulfill its responsibilities.  Candidates for vacant board seats will be considered if they are able to read and understand fundamental financial statements; have no identified conflicts of interest; have not been convicted in a criminal proceeding other than traffic violations during the ten years before the date of selection; and are willing to comply with the Company’s Code of Ethics. One or more directors must have requisite financial expertise to qualify as an “audit committee financial expert” as defined by Item 407 of Regulation S-K promulgated under the Securities Exchange Act of 1934. The independent directors reserve the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

The independent directors review the qualifications and backgrounds of the directors, as well as the overall composition of the Board from time to time without assigning specific weights to particular experiences or qualifications.  In addition the independent directors consider whether the Board as a whole possesses the right skills and background to address the issues facing our Company at that time. In the case of any candidate for a vacant Board seat, the independent directors will consider whether such candidate meets the applicable independence standards and the level of the candidate’s financial expertise. Any new candidates will be interviewed by the independent directors, and the full Board will approve the final nominations. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

Stockholders may nominate director candidates for consideration by the Board of Directors by directing the recommendation in writing to the Company, attention Corporate Secretary, 10200 Innovation Drive, Suite 300,  Milwaukee, WI 53226 and providing the candidate’s name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer’s business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); and such other information as is reasonably available and sufficient to enable the Board to evaluate the minimum qualifications described above. The submission must be accompanied by the written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. If a stockholder nominee is eligible, and if the nomination is proper, the independent directors then will deliberate and make a decision as to whether the candidate will be submitted to the Company’s stockholders for a vote. The Board will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, based on whether the candidate was recommended by a stockholder.

Audit Committee

The Audit Committee is currently comprised of Messrs. Davis and Paoni. Joseph D. Mahaffey was the  Audit Committee Chair until his resignation from the Company’s Board of Directors on February 28, 2011. Thomas Lynch was a member of the Committee until his resignation from the Company’s Board of Directors on August 31, 2010. The Company’s Board of Directors has determined that each of Messrs. Davis and Paoni is an “audit committee financial expert” as defined by Item 407 of Regulation S-K promulgated under the Securities Exchange Act of 1934.

The Audit Committee recommends annually to the Board of Directors the selection of independent auditors for each fiscal year, confirms and assures their independence and approves the fees and other compensation to be paid to the auditors. The Audit Committee recommends to the Board the advisability of having the independent auditors make specified studies and reports as to auditing matters, accounting procedures, tax or other matters. The Audit Committee also reviews, prior to its filing with the SEC, the Company’s Form 10-K and annual report to stockholders. The Audit Committee provides an open avenue of communication among the independent auditors, management and the Board of Directors and will review any significant disagreement among management and the independent auditors in connection with the preparation of any of the Company’s financial statements. The Audit Committee reviews, with the Company’s legal counsel, legal and regulatory matters that may have a significant impact on the Company’s financial statements. The Audit Committee held 4 meetings in 2010 and all of members of the Audit Committee attended each of these meetings.

The Board of Directors has adopted an Audit Committee Charter, which was ratified by the stockholders at the 2004 Annual Meeting of Stockholders. A copy of the Audit Committee Charter is attached as Appendix A to the proxy statement for our 2010 Annual Meeting of Shareholders.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings or this proxy statement, the following report shall not be deemed to be incorporated by reference into any such filings. In addition, the following report shall not be deemed to be “soliciting material” or “filed” with the SEC.

The Audit Committee for the year ended December 31, 2010, whose members are identified above, has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2010 with the Company’s management and has discussed the matters required to be discussed by SAS 61 with the Company’s independent auditors. The Audit Committee has also received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with the independent auditors the independent auditors’ independence. Based upon its review of the foregoing materials and its discussions with the Company’s management and independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. The Audit Committee also considered whether the provision of other non-audit services by the independent auditor to the Company is compatible with maintaining the independence of the independent auditor and concluded that the independence of the independent auditor is not compromised by the provision of such services.

The Audit Committee has a written charter which was adopted by the Board of Directors on October 3, 2003 and ratified at the 2004 Annual Meeting of Stockholders. The Audit Committee has established procedures for the receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by the Company’s employees of any concerns regarding questionable accounting or auditing matters.

By the Audit Committee.

William H. Davis
Anthony J. Paoni

Compensation Committee

Messrs. Davis and Paoni currently serve on the Company’s Compensation Committee. Thomas Lynch was a member of the Committee until his resignation from the Company’s Board of Directors on August 31, 2010. The Compensation Committee oversees the Company’s compensation programs, which are designed specifically for the Company’s most senior executive officers, including the Chief Executive Officer, Chief Financial Officer and the other executive officers named in the Summary Compensation Table. Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to named executive officers.  The Board of Directors has adopted a Compensation Committee charter. A copy of the Compensation Committee Charter is attached as Appendix B to the proxy statement for our 2010 Annual Meeting of Shareholders.

Executive Compensation

The following table sets forth certain information with respect to compensation for services in all capacities for the years ended December 31, 2010 and 2009 paid to our Chief Executive Officer (principal executive officer), and one other most highly compensated executive officer who was serving as such as of December 31, 2010, and one other executive officer who would have been among the most highly compensated executive officers had he been serving as such as of December 31, 2010.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(4)	All Other Compensation ($)		Total ($)
Jason L. Tienor	2010	$200,000	(1)	$0	$50,000	$8,400	(5)	$258,400
President and Chief Executive Officer	2009	$200,770	(1)	$0	$0	$8,400	(5)	$209,170

Richard. J. Leimbach	2010	$190,000	(2)	$0	$43,333	$26,346	(6)	$259,679
Chief Financial Officer (former)	2009	$190,731	(2)	$0	$0	$0		$190,731

Jeffrey J. Sobieski	2010	$190,000	(3)	$0	$50,000	$8,400	(5)	$248,400
Chief Operating Officer	2009	$190,731	(3)	$0	$0	$8,400	(5)	$199,131

(1)	Mr. Tienor had accrued and unpaid salary for the years ended December 31, 2010 and 2009 of $13,649 and $13,062, respectively.
(2)	Mr. Leimbach had accrued and unpaid salary for the years ended December 31, 2010 and 2009 of $5,882 and $24,868, respectively.
(3)	Mr. Sobieski had accrued and unpaid salary for the years ended December 31, 2010 and 2009 of $18,738 and $11,628, respectively.
(4)
Amounts reflect compensation cost associated with stock options grants, calculated in accordance with FASB ASC Topic 718 (formerly SFAS 123R) using a Black-Scholes valuation method, based on the assumptions described in Note N to the Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2010.

(5)	Other compensation represents monthly car allowance paid to certain Telkonet executives.
(6)	Severance payments subsequent to his resignation dated August 6, 2010.

Stock Incentive Plan

Under the Company’s Stock Incentive Plan (the “Plan”) incentive stock options and non-qualified options to purchase shares of the Company’s common stock may be granted to key employees. An important objective of the long-term incentive program is to strengthen the relationship between the long-term value of the Company’s stock price and the potential financial gain for employees as well as the retention of senior management and key personnel. Stock options provide named executive officers with the opportunity to purchase the Company’s common stock at a price fixed on the grant date regardless of future market price. Stock options generally vest ratably on a quarterly basis and become exercisable over a five-year vesting period. A stock option becomes valuable only if the Company’s common stock price increases above the option exercise price (at which point the option will be deemed “in-the-money”) and the holder of the option remains employed during the period required for the option to “vest,” thus providing an incentive for an option holder to remain employed by the Company. In addition, stock options link a portion of an employee’s compensation to the stockholders’ interests by providing an incentive to increase the market price of the Company stock.

The Company’s practice is that the exercise price for each stock option is equal to the fair market value on the date of grant. Under the terms of the Plan, the option price will not be less than the fair market value of the shares on the date of grant or, in the case of a beneficial owner of more than 5.0% of the Company’s outstanding common stock on the date of grant, the option price will not be less than 110% of the fair market value of the shares on the date of grant.

There is a limited term in which Plan participants can exercise stock options, known as the “option term.” The option term is generally ten years from the date of grant. At the end of the option term, the right to exercise any unexercised options expires. Option holders generally forfeit any unvested options if their employment with the Company terminates.

Certain key executives may be a party to option agreements containing clauses that cause their options to become immediately and fully vested and exercisable upon a Change of Control, as defined in the Plan. Additionally, death or disability of the executive during his or her employment period may cause certain stock options to immediately vest and become exercisable per the terms outlined in the stock option award agreement.

The Compensation Committee awards options to named executive officers upon commencement of their employment with the Company and for successfully achieving or exceeding predetermined individual and Company performance goals. In determining whether to award stock options and the number of stock options granted to a named executive officer, the Compensation Committee reviews the compensation of executives at peer group companies to ensure that the compensation program is competitive.

Retirement, Health and Welfare Benefits

The Company offers a variety of health and welfare and retirement programs to all eligible employees. The named executive officers generally are eligible for the same benefit programs on the same basis as the rest of the broad-based employees. The Company’s health and welfare programs include medical, dental, vision, life, accidental death and disability, and short and long-term disability insurance. In addition to the foregoing, the named executive officers are eligible to participate in the Company’s 401(k) Retirement Savings Plan.

401(k) Retirement Savings Plan

The Company maintains a tax-deferred savings plan for employees (the “Telkonet 401(k)”) that is administered by a committee of trustees appointed by the Company. All Company employees are eligible to participate upon the completion of six months of employment, subject to minimum age requirements. Contributions by employees under the Telkonet 401(k) are immediately vested and each employee is eligible for distributions upon retirement, death or disability or termination of employment. Depending upon the circumstances, these payments may be made in installments or in a single lump sum.

Employment Agreements

              Jason L. Tienor, President and Chief Executive Officer, is employed pursuant to an employment agreement with us dated April 11, 2011 for a term commencing as of April 11, 2011 and expiring on April 10, 2012, which may be extended by mutual agreement of the parties thereto, and provides, among other things, for an annual base salary of $200,000 per year and bonuses and benefits based on our internal policies and participation in our incentive and benefit plans.  Additional terms of the employment agreement are described under "Potential Payments upon Termination or Change in Control" below.

Jeffrey J. Sobieski, Chief Operating Officer, is employed pursuant to an employment agreement with us dated April 11, 2011 for a term commencing as of April 11, 2011 and expiring on April 10, 2012, which may be extended by mutual agreement of the parties thereto, and provides for a base salary of $190,000 per year and bonuses and benefits based upon our internal policies and participation in our incentive and benefit plans.  Additional terms of the employment agreement are described under "Potential Payments upon Termination or Change in Control" below.

Richard J. Leimbach was paid a severance benefit and a health care reimbursement should he elect COBRA coverage pursuant to a Transition Agreement and Release with us dated August 4, 2010 as reported in the Company’s Current Report on Form 8-K dated August 9, 2010.  Pursuant to that agreement Mr. Leimbach also received an award of 333,333 shares of the Company’s common stock.  The foregoing summary of Mr. Leimbach’s Transition Agreement and Release is subject to, and qualified in its entirety by, the Transition and Release Agreement, which is included as Exhibit 10.5 to our Current Report on Form 8-K filed August 9, 2010.

In addition to the foregoing, stock options are periodically granted to employees under the Company’s Plan at the discretion of the Compensation Committee of the Board of Directors. Executives of the Company are eligible to receive stock option grants, based upon individual performance and the performance of the Company as a whole.

Outstanding Equity Awards at Fiscal Year-End Table

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2010 for the Named Executive Officers.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exerciseable	Number of Securities Underlying Unexercised Options (#) Unexerciseable		Option Exercise Price ($)	Option Expiration Date (3)
Jason L. Tienor(1) (4)	50,000	50,000	(1)	$1.80	8/10/2017
Jeffrey J. Sobieski(2) (4)	20,000	30,000	(2)	$1.00	2/19/2018

(1)	Mr. Tienor’s options were granted on August 10, 2007 and vest ratably on a quarterly basis over a five year period.
(2)	Mr. Sobieski’s options were granted on February 19, 2008 and vest ratably on a quarterly basis over a five year period.
(3) All options granted in accordance with the Plan have an outstanding term equal to the shorter of ten years, or the expiration of the Plan. The Plan expires ten years from the grant date.
(4)	This table does not include disclosures of outstanding warrants held by any of our Named Executive Officers.
Option Exercises and Vesting of Stock Awards

There were no options exercised by, or stock awards vested for the account of, the named executive officers during 2010.

Potential Payments upon Termination or Change in Control

Each of Mr. Tienor’s and Mr. Sobieski’s Employment Agreements obligate the Company to continue to pay each executive’s base salary and provide continued participation in employee benefit plans for the duration of the term of their employment agreements in the event such executive is terminated without “cause” by the Company or if the executive terminates his employment for “good reason.” “Cause” is defined as the occurrence of any of the following: (i) theft, fraud, embezzlement, or any other act of dishonesty by the executive; (ii) any material breach by the executive of any provision of the employment agreement which breach is not cured within a reasonable time (but not to exceed thirty (30) days after written notification thereof to the executive by the Company); (iii) any habitual neglect of duty or misconduct of the executive in discharging any of his duties and responsibilities under the employment agreement after a written demand for performance was delivered to the executive that specifically identified the manner in which the board believed the executive had failed to discharge his duties and responsibilities, and the executive failed to resume substantial performance of such duties and responsibilities on a continuous basis immediately following such demand; (iv) commission by the executive of a felony or any offense involving moral turpitude; or (v) any default of the executive’s obligations under the employment agreement, or any failure or refusal of the executive to comply with the policies, rules and regulations of the Company generally applicable to the Company’s employees, which default, failure or refusal is not cured within a reasonable time (but not to exceed thirty (30) days) after written notification thereof to the executive by the Company. If cause exists for termination, the executive shall be entitled to no further compensation, except for accrued leave and vacation and except as may be required by applicable law. “Good reason” is defined as the occurrence of any of the following: (i) any material adverse reduction in the scope of the executive’s authority or responsibilities; (ii) any reduction in the amount of the executive’s compensation or participation in any employee benefits; or (iii) the executive’s principal place of employment is actually or constructively moved to any office or other location 50 miles or more outside of Milwaukee, Wisconsin.

In the event the Company fails to renew the employment agreements upon expiration of the term, then the Company shall continue to pay the executive's base salary and provide the executive with continued participation in each employee benefit plan in which the executive participated immediately prior to expiration of the term. Mr. Tienor’s agreement calls for the salary and benefits to continue for a period of six months following expiration of the term . Mr. Sobieski’s agreement calls for the salary and benefits to continue for a period of four months following expiration of the term. Each of Messrs. Tienor and Sobieski have agreed not to compete with the Company or solicit any Company employees for a period of one year following expiration or earlier termination of the employment agreements.  Assuming Mr. Tienor’s and Mr. Sobieski’s employment agreements were terminated as of December 31, 2010, the total estimated compensation that would have been paid under each of these agreements would be $174,153 in the aggregate.

 Security Ownership of Certain Beneficial Owners and Management

The following table provides information concerning securities authorized for issuance pursuant to the Company’s equity compensation plans as of December 31, 2010.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,796,716	$1.52	12,876,952
Equity compensation plans not approved by security holders	-	-	-
Total	3,796,716	$1.52	12,876,952

The following table sets forth, as of August 1, 2011, the number of shares of the Company’s common stock and Series A convertible, redeemable preferred stock beneficially owned by each director and executive officer of the Company, by all directors and executive officers as a group, and by each person known by the Company to own beneficially more than 5.0% of the Company’s outstanding common stock and Series A convertible, redeemable preferred stock.

	Common Stock		Series A Preferred Stock
Name and Address (1)	Number of Shares (2)	Percentage of Class	Number of Shares	Percentage of Class	Percentage of Voting Securities
Directors and Executive Officers
Jason L. Tienor, President, Chief Executive Officer and Director	1,190,536	*	4	1.9%	*	(3)
Jeffrey J. Sobieski, Chief Operating Officer	1,150,536	*	4	1.9%	*	(4)
Richard J. Leimbach, former Chief Financial Officer	726,963	*	2	*	*	(5)
Matthew P. Koch, V.P. Operations	17,237	*	0	*	*	(6)
Gerrit J. Reinders, Executive V.P. Global Sales and Marketing	10,000	*	0	*	*	(7)
Anthony J. Paoni, Chairman	1,034,885	*	5	2.3%	*	(8)
Warren V. Musser, former Director (11)	813,492	*	0	*	*	(9)
Thomas C. Lynch, former Director (12)	771,429	*	0	*	*	(10)
Joseph D. Mahaffey, Director (15)	104,178	*	0	*	*	(13)
William H. Davis, Director (16)	640,914	*	0	*	*	(14)

All Directors and Executive Officers as a group (seven persons)	4,148,286	3.3%	15	6.1%	4.4%

*           Less than one percent (1%).

(1)	Unless otherwise indicated, the address of each named holder is in care of Telkonet, Inc., 10200 Innovation Drive, Suite 300, Milwaukee, Wisconsin 53226.
(2)
According to Securities and Exchange Commission rules, beneficial ownership includes shares as to which the individual or entity has voting power or investment power and any shares, which the individual or entity has the right to acquire within 60 days of the date of this table through the exercise of any stock option or other right.

(3)
Includes 1,035,136 shares of our common stock, options exercisable within 60 days to purchase 70,000 shares of our common stock at $1.80 per share, 55,096 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 30,304 shares of our common stock at an exercise price of $0.33 per share.

(4)
Includes 1,035,136 shares of our common stock, options exercisable within 60 days to purchase 30,000 shares of our common stock at $1.00 per share, 55,096 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 30,304 shares of our common stock at an exercise price of $0.33 per share.

(5)
Includes 684,263 shares of our common stock, 27,548 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 15,152 shares of our common stock at an exercise price of $0.33 per share.

(6)	Includes options exercisable within 60 days to purchase 17,237 shares of our common stock at $1.00 per share.
(7)	Includes 10,000 shares of common stock.
(8)
Includes 783,135 shares of common stock, options exercisable within 60 days to purchase 80,000, 40,000 and 25,000 shares of our common stock at $1.00, $2.30 and $1.00 per share, respectively, 68,870 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 37,880 shares of our common stock at an exercise price of $0.33 per share.

(9)	Includes 813,492 shares of common stock.
(10)	Includes 771,429 shares of common stock.
(11)	Mr. Musser resigned from our Board of Directors effective August 31, 2010.
(12)	Mr. Lynch resigned from our Board of Directors effective August 31, 2010.
(13)	Includes 95,845 shares of common stock, options exercisable within 60 days to purchase 8,333 shares of our common stock at $1.00 per share.
(14)	Includes 632,581 shares of common stock, options exercisable within 60 days to purchase 8,333 shares of our common stock at $1.00 per share.
(15)	Mr. Mahaffey served on our Board of Directors effective September 1, 2010 and resigned effective February 28, 2011.
(16)	Mr. Davis served on our Board of Directors effective September 1, 2010.

Certain Relationships and Related Transactions

Description of Related Party Transactions

Jason L. Tienor, Jeffrey J. Sobieski, Richard J. Leimbach, our Chief Executive Officer (and director), Chief Operating Officer and (former) Chief Financial Officer, respectively, and Anthony J. Paoni, our Chairman of the Board, participated in our November 2009 private placement of Series A convertible redeemable preferred stock and warrants, as described below.  On November 16, 2009, we entered into an Executive Officer Reimbursement Agreement with each of Messrs. Tienor, Sobieski and Leimbach, pursuant to which these executive officers participated in the private placement by converting a portion of our outstanding indebtedness owed to them into shares of Series A convertible redeemable preferred stock and warrants to purchase shares of our common stock.  Mr. Tienor converted $20,000 of outstanding indebtedness into four shares of Series A convertible redeemable preferred stock (convertible into 55,096 shares of common stock) and warrants to purchase 30,304 shares of common stock; Mr. Leimbach converted $10,000 of outstanding indebtedness into two shares of Series A convertible redeemable preferred stock (convertible into 27,548 shares of common stock) and warrants to purchase 15,152 shares of common stock; and Mr. Sobieski converted $20,000 of outstanding indebtedness into four shares of Series A convertible redeemable preferred stock (convertible into 55,096 shares of common stock) and warrants to purchase 30,304 shares of common stock.  Anthony Paoni, Chairman of our Board of Directors, also participated in the private placement, purchasing five shares of Series A convertible redeemable preferred stock (convertible into 68,870 shares of common stock) and warrants to purchase 37,880 shares of common stock, for an aggregate purchase price of $25,000.  The combined participation of our officers and directors was less than 7% of the value of the private placement.  No other officers or directors of the Company participated in our November 2009 private placement. The form of opinion filed as Exhibit F to the Securities Purchase Agreement the Company entered into with the purchasers in connection with the private placement expressed “no opinion” as to our directors’ compliance with their fiduciary duties in approving the related transaction documents.

On August 4, 2010 the Company entered into a Board of Director Reimbursement Agreement with each of (i) Warren V. Musser, (ii) Thomas C. Lynch, (iii) Seth Blumenfeld, (iv) Thomas M. Hall and (v) Anthony J. Paoni pursuant to which each agreed to convert outstanding indebtedness of the Company owed to such individual for service as a member of the board of directors into shares of Common Stock of the Company at a conversion price equal to $0.36 per share.  Mr. Musser converted $286,000 of outstanding indebtedness into 794,444 shares of Common Stock.  Mr. Hall converted $147,000 of outstanding indebtedness into 408,333 shares of Common Stock. Mr. Lynch converted $180,000 of outstanding indebtedness into 500,000 shares of Common Stock.  Mr. Blumenfeld converted $164,000 of outstanding indebtedness into 455,556 shares of Common Stock.  Mr. Paoni converted $174,000 of outstanding indebtedness into 483,333 shares of Common Stock.

From time to time the Company may receive advances from certain of its officers to meet short term working capital needs.  These advances may not have formal repayment terms or arrangements.  As of December 31, 2010, the Company owed deferred salary payments to certain executive officers in the amount of $26,711 to Jason L. Tienor, President and Chief Executive Officer and $30,366 to Jeffrey J. Sobieski, Chief Operating Officer. In April 2010, Messrs. Tienor and Sobieski each advanced the Company $25,000 to meet short term working capital needs. As of December 31, 2010, the Company owed $12,564 to Mr. Tienor and $12,552 to Mr. Sobieski for these advances.

Indemnification Agreements

On March 31, 2010, the Company entered into Indemnification Agreements with directors Anthony Paoni, Joseph Mahaffey and William Davis, and executives Jason Tienor, President and Chief Executive Officer and Jefferey Sobieski, Chief Operating Officer.

The Indemnification Agreements provide that the Company will indemnify the Company's officers and directors, to the fullest extent permitted by law, relating to, resulting from or arising out of any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation by reason of the fact that such officer or director (i) is or was a director, officer, employee or agent of the Company or (ii) is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, the Indemnification Agreements provide that the Company will make an advance payment of expenses to any officer or director who has entered into an Indemnification Agreement, in order to cover a claim relating to any fact or occurrence arising from or relating to events or occurrences specified in this paragraph, subject to receipt of an undertaking by or on behalf of such officer or director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized under this Agreement.

The foregoing summary of the Indemnification Agreements is subject to, and qualified in its entirety by, the Form of Indemnification Agreement, which is included as Exhibit 10.12 to our Annual Report on Form 10-K for the year ended December 31, 2010.

Company’s Policies on Related Party Transactions

Under the Company’s policies and procedures, related-party transactions that must be publicly disclosed under the federal securities laws require prior approval of the Company’s independent directors without the participation of any director who may have a direct or indirect interest in the transaction in question. Related parties include directors, nominees for director, principal shareholders, executive officers and members of their immediate families. For these purposes, a “transaction” includes all financial transactions, arrangements or relationships, ranging from extending credit to the provision of goods and services for value and includes any transaction with a company in which a director, executive officer immediate family member of a director or executive officer, or principal shareholder (that is, any person who beneficially owns five percent or more of any class of the Company’s voting securities) has an interest by virtue of a ten-percent-or-greater equity interest. The Company’s policies and procedures regarding related-party transactions are not a part of a formal written policy, but rather, represent the Company’s historical course of practice with respect to approval of related-party transactions.

Directors’ Compensation

We reimburse non-management directors for costs and expenses in connection with their attendance and participation at Board of Directors meetings and for other travel expenses incurred on our behalf.  We compensate each non-management director at a rate of $4,000 per month, 10,000 vested stock options per quarter and $500 for each committee meeting of the Board of Directors such director attends.

               The following table summarizes all compensation paid to our directors in the year ended December 31, 2010.

Name	Stock Awards ($) (1)	Option Awards ($)(2)		All Other Compensation		Total($)
Anthony J. Paoni	$51,000	$1,450	(3)	$0		$52,450
Warren V. Musser (4)	$32,000	$0		$0		$32,000
Thomas C. Lynch (5)	$34,500	$0		$0		$34,500
Joseph D. Mahaffey (6)	$16,500	$483	(3)	$0		$16,983
William H. Davis (7)	$16,000	$483	(3)	$25,000	(8)	$41,483

(1)	Compensation earned by non-employee directors for services rendered during 2010, paid in shares of common stock.
(2)
Amounts reflect the compensation cost associated with stock option grants, calculated in accordance with FASB ASC Topic 718 (formerly SFAS 123R) and using a Black-Scholes valuation method based on assumptions in Note N to the Consolidated Financial Statements in our 10-K for the year ended December 31, 2010.

(3)
Stock options granted pursuant to the 2009 non-management director compensation plan.  The following assumptions were used to determine the fair value of stock option awards: historical volatility of 109%, expected option life of 5.0 years and a risk-free interest rate of 1.6%.

(4)	Mr. Musser resigned from our Board of Directors on August 31, 2010.
(5)	Mr. Lynch resigned from our Board of Directors on August 31, 2010.
(6)	Mr. Mahaffey served on our Board of Directors starting September 1, 2010 and resigned February 28, 2011.
(7)	Mr. Davis served on our Board of Directors starting September 1, 2010.
(8)	Consulting Fees for services performed in 2009, prior to joining the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain of our officers to file reports of holdings and transactions in shares of the Company common stock with the Securities and Exchange Commission. Based on our records and other information, we believe that late Form 4 reports were filed in connection with a grant of common stock to each of Mr. Davis, Mr. Paoni and Mr. Mahaffey, and a late Form 3 report was filed in connection with the appointment of Richard E. Mushrush to the position of Acting Chief Financial Officer of the Company.

Independent Public Accountants

The following table sets forth fees billed to the Company by our former auditors, RBSM, LLP, during the fiscal years ended December 31, 2010 and 2009.

	December 31, 2010	December 31, 2009
1. Audit Fees	$157,900	$185,413
2. Audit-Related Fees	14,225	24,250
3. Tax Fees	--	--
4. All Other Fees	--	--
Total Fees	$172,125	$209,663

The audit fees for 2009 and 2010 were for professional services rendered for the audit of the Company’s consolidated financial statements and review of our quarterly consolidated financial statements within such years. These fees also include the issuance of comfort letters, consents and assistance with review of various documents filed with the SEC in 2009 and 2010.

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, which are not reported under “Audit Fees.”

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. The tax fees relate to federal and state income tax reporting requirements.

All other fees consist of fees for products and services other than the services reported above.

Prior to the Company’s engagement of its independent auditor, such engagement is approved by the Company’s Audit Committee. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Pursuant to the Company’s Audit Committee Charter, the independent auditors and management are required to report to the Company’s Audit Committee at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All audit fees, audit-related fees, tax fees and other fees incurred by the Company for the year ended December 31, 2010 were approved by the Company’s Audit Committee.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

On May 26, 2011, the Audit Committee of the Board of Directors of Telkonet, Inc. (the “Company”) dismissed RBSM LLP as the Company’s independent registered public accounting firm, and appointed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Company’s new independent registered public accounting firm. A representative of Baker Tilly is expected to be present at the Meeting, will have an opportunity to make a statement, should the representative desire to do so, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Baker Tilly as the Company’s independent registered public accountants is not required. However, the Board of Directors is submitting the selection of Baker Tilly to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain the firm in future years. In such event, the Audit Committee may retain Baker Tilly, notwithstanding the fact that the stockholders did not ratify the selection, or select another accounting firm without re-submitting the matter to the stockholders. Even if the selection is ratified, the Audit Committee reserves the right in its discretion to select a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

RBSM LLP’s reports on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, except that the reports of RBSM LLP on the Company’s financial statements for each of fiscal year 2009 and fiscal year 2010 contained an explanatory paragraph, which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2010 and 2009, and the subsequent interim period through May 26, 2011, there were no disagreements between the Company and RBSM LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to RBSM LLP’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements of the Company for such years.  None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal years ended December 31, 2010 and 2009 or during the subsequent interim period through May 26, 2011.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the outstanding shares of our common stock, Series A Preferred Stock and Series B Preferred Stock as of the Record Date, voting together on an as converted basis, is required for the ratification of the appointment of Baker Tilly as our independent auditor for 2011.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE FOR THIS PROPOSAL

OTHER MATTERS

The Board of Directors does not know of any other matter that may be brought before the Meeting.  However, if any such other matters are properly brought before Meeting or any adjournment thereof the Meeting, the proxies may use their own judgment to determine how to vote your shares.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our proxy statement or annual report on Form 10-K, as amended, may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you write or call us at the following address or telephone number: 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, (414) 223-0473.  If you want to receive separate copies of the annual report on Form 10-K and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

The Company intends to hold its 2012 Annual Meeting of Stockholders in June of 2012. Stockholders may submit written proposals to be considered for stockholder action at the Company’s 2012 Annual Meeting of Stockholders.  To be eligible for inclusion in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders, stockholder proposals must be received by the Company by January 1, 2012 and must otherwise comply with applicable Securities and Exchange Commission regulations and the Company’s bylaws.  Stockholder proposals should be addressed to the Company at 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, Attention: Corporate Secretary.  In addition, if a stockholder intends to present a proposal at the Company’s 2012 Annual Meeting of Stockholders without the inclusion of the proposal in the Company’s proxy materials and written notice of the proposal is not received by the Company on or before March 16, 2012, proxies solicited by the Board of Directors for the 2012 Annual Meeting of Stockholders will confer discretionary authority to vote on the proposal if presented at the Meeting.  The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Brokers and other persons holding the Company’s common stock in their names, or in the names of a nominee, will be requested to forward this proxy statement and the accompanying materials to the beneficial owners of the common stock and to obtain proxies, and the Company will defray reasonable expenses incurred in forwarding such material.

By order of the Board of Directors,

/s/ JASON L. TIENOR
Jason L. Tienor Chief Executive Officer

Dated: September 2, 2011

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

TELKONET, INC.
Annual Meeting of Stockholders
October 17, 2011
This proxy is solicited by the Board of Directors

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELKONET, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 17, 2011 AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned, being a stockholder of Telkonet, Inc. (“Telkonet”), hereby authorizes Jason L. Tienor and Richard E. Mushrush, and each of them, with the full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Telkonet to be held at Radisson Hotel Milwaukee West, 2303 North Mayfair Road, Wauwatosa, WI 53226 on October 17, 2011, at 1:00 p.m., local time, and at any adjournment or postponement thereof, with respect to all votes that the undersigned would be entitled to cast, if then personally present, as appears on the reverse side of this proxy.

In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the meeting.  This proxy may be revoked at any time before it is exercised.

Shares of common stock, Series A Preferred Stock and Series B Preferred Stock of Telkonet will be voted as specified.  If no specification is made, shares will be voted FOR each of the nominees for director listed on the reverse side and FOR Proposal Nos. 2 and 3, and IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES as to any other matter which may properly come before the annual meeting.

Continued and to be signed on reverse side

TELKONET, INC.
c/o StockTrans, a Broadridge Company
44 W. Lancaster Ave.
Ardmore, PA  19003

VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
☐	☐	☐

The Board of Directors recommends you vote FOR the following:

1. Election of Directors Nominees

01 Anthony J. Paoni 02 Jason L. Tienor 03 William H. Davis

The Board of Directors recommends you vote FOR proposals 2. and 3.
	For	Against	Abstain
	☐	☐	☐

2. TO RATIFY THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2011.

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as your name(s) appear(s) on this proxy.  When signing in a representative capacity, please give title.

_____________________________________	_______		_____________________________________	_______	SHARES CUSIP #
Signature (PLEASE SIGN WITHIN BOX)	Date	JOB #	Signature (Joint Owners)	Date	SEQUENCE #